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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 5, 2002

                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   000-21531                  05-0376157
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      On August 5, 2002 the Company issued a press release announcing it signing of a letter of intent to acquire Blooming Prairie Cooperative. A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of businesses acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

              Exhibit No.     Description
              -----------     -----------
                99.1          Press Release, dated August 5, 2002, announcing
                              the Company's signing of a letter of intent to acquire Blooming Prairie Cooperative.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED NATURAL FOODS, INC.


                                       By: /s/ Todd Weintraub
                                           ----------------------------
                                           Todd Weintraub
                                           Vice President, Treasurer and Chief
                                           Financial Officer

                                       Date: August 6, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1 Press Release, dated August 5, 2002, announcing the Company's signing of a letter of intent to acquire Blooming Prairie Cooperative.